EXHIBIT 10.1

CABG MEDICAL, INC.
2000 LONG-TERM INCENTIVE PLAN

ARTICLE I - INTRODUCTION

1.01	History. Effective as of May 26, 2000, the Board and shareholders of the Corporation adopted the CABG Medical, Inc. 2000 Long-Term Incentive Plan.

1.02	Purpose. The primary purpose of the 2000 Long-Term Incentive Plan (the Plan) is to advance the interests of CABG Medical, Inc. and its shareholders by affording officers, employees, directors, consultants and advisors of the Corporation and its Subsidiaries, upon whose judgment, initiative and efforts the Corporation and its Subsidiaries largely depend for the successful conduct of their business, a proprietary interest in the growth and performance of the Corporation.

ARTICLE II - DEFINITIONS

2.01	“Administrator” means the Board or, if the Board so directs, a Compensation Committee of the Board (or any successor to such Committee), which shall consist solely of two or more directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Compensation Committee shall be a “non-employee director,” as such term is defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time. To the extent necessary for compliance with Code Section 162(m), each of the members of the Compensation Committee shall be an “outside director” within the meaning of Code Section 162(m) and the regulations issued thereunder.

2.02	“Affiliate” means a Parent or Subsidiary of the Corporation.

2.03	“Award” means the grant of any form of Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Stock Appreciation Right or Other Stock-Based Award, whether granted singly, in combination or in tandem, to a Plan Participant pursuant to the Plan on such terms, conditions and limitations as the Administrator may establish in order to fulfill the objectives of the Plan.

2.04	“Award Agreement” means the agreement executed by the Corporation or its Affiliate and a Participant that sets forth the terms, conditions and limitations applicable to the Award.

2.05	“Board” means, at any particular time, the then duly elected and acting directors of the Corporation.

2.06	“Corporation” means CABG Medical, Inc., a Minnesota corporation, and any successor in interest by way of consolidation, operation of law, merger or otherwise.

2.07	“Date of Grant” means the date an Award is approved by resolution of the Administrator, or such later date as may be specified in such resolution.

2.08	“Effective Date” means the date the Plan is adopted by the Board under Section 13.01 of Article XIII of the Plan.

2.09	“Eligible Employee” means an employee of the Corporation or an Affiliate.

2.10	“Fair Market Value” means, with respect to shares of Stock on any applicable date:

(a)	If the Stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market or an established stock exchange, the price of such Stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such Stock shall have occurred on that date, the next preceding date on which there was such a reported sale; or

(b)	If the Stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or

(c)	If the Stock is not publicly traded as of the applicable date, the per share value of the Stock on the applicable date as determined by the Administrator by applying principles of valuation with respect to such Stock, and the Administrator shall have full authority and discretion in establishing such per share value.

2.11	“Incentive Stock Option” means an option to purchase Stock awarded to a Participant under Article VI of this Plan that qualifies as an Incentive Stock Option within the meaning of Internal Revenue Code Section 422.

2.12	“Internal Revenue Code” or “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

2.13	“Nonqualified Stock Option” means an option to purchase Stock awarded to a Participant under Article VII of this Plan but which does not qualify as an Incentive Stock Option.

2.14	“Other Stock-Based Award” means an Award of Stock and other Awards under this Plan, including but not limited to those Awards pursuant to which shares of Stock may be acquired in the future, such as Awards denominated in Stock units, convertible securities and phantom securities.

2.15	“Outside Director” means a member of the Board who is not an employee of the Corporation or any of its Affiliates.

2.16	“Parent” means a corporation as defined in Internal Revenue Code Section 424(e) applying such Section 424(e) by treating the Corporation as the employer corporation.

2.17	“Participant” means an Eligible Employee, Outside Director, officer, consultant or advisor to whom an Award has been made under the Plan.

2.18	“Plan” means the CABG Medical, Inc. 2000 Long-Term Incentive Plan, as set forth herein, as the same may be from time to time amended.

2.19	“Restricted Stock Award” means shares of Stock awarded to a Participant under Article VIII of this Plan.

2.20	“Section 16(b) Participant” means a Participant who is subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, or its successor, as amended.

2.21	“Stock” means the Corporation’s Common Stock, $.01 par value.

2.22	“Stock Appreciation Right” means an Award which entitles the Participant to a payment of cash or shares of Stock under Article IX.

2.23	“Subsidiary” means a corporation as defined in Internal Revenue Code Section 424(f) applying such Section 424(f) by treating the Corporation as the employer corporation.

ARTICLE III - ADMINISTRATION

3.01	Administration. Except for those matters expressly reserved to the Board pursuant to any provisions of the Plan, the Administrator shall have full responsibility for administration of the Plan, which responsibility shall include, but shall not be limited to, the following:

(a)	The Administrator shall review and approve any and all Awards to be made to Participants recommended by the management of the Corporation or its Subsidiaries in accordance with and subject to the provisions of the Plan;

(b)	The Administrator shall, subject to the provisions of the Plan, establish, adopt and revise such rules and procedures for administering the Plan, shall prescribe the form of the Award Agreements (which may vary from Participant to Participant) evidencing each Award, and shall make all other determinations as it may deem necessary or advisable for the administration of the Plan;

(c)	The Administrator shall, subject to the provisions of the Plan, determine the number and type of Awards and all terms and conditions that shall apply to such Awards. The Administrator may, in its discretion, consider the recommendations of the management of the Corporation or its Subsidiaries when determining such terms and conditions for such Awards.

(d)	The Administrator shall have the exclusive authority to interpret the provisions of the Plan, and each such interpretation or determination shall be conclusive and binding for all purposes and on all persons, including, but not limited to, the Corporation and its Subsidiaries, the shareholders of the Corporation and its Subsidiaries, the Administrator and each of its members thereof, the directors, officers and employees of the Corporation and its Subsidiaries, and the Participants and the respective successors-in-interest of all of the foregoing;

(e)	The Administrator shall keep minutes of its meetings regarding the Plan.

ARTICLE IV - STOCK SUBJECT TO PLAN

4.01	Number. Subject to the approval of the Corporation’s shareholders, the total number of shares of Stock available for grants to Participants directly or indirectly under all forms of Awards under the Plan shall not exceed 2,000,000 shares, except to the extent adjustments are made pursuant to Section 4.03 of the Plan. Shares of Stock to be awarded may be either treasury or authorized but unissued shares.

4.02	Unused Shares. In the event a Restricted Stock Award, Other Stock-Based Award, an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Stock allocable to such portion of the Restricted Stock Award, Other Stock-Based Award, Incentive Stock Option or Nonqualified Stock Option shall continue to be reserved for grants of Restricted Stock Awards, Other Stock-Based Award, Incentive Stock Options or Nonqualified Stock Options under the Plan.

4.03	Capital Adjustments. In the event of an increase or decrease in the number of shares of Stock or in the event the Stock is changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation by reason of a reorganization, merger, consolidation, divestiture (including a spin-off), liquidation, recapitalization, reclassification, stock dividend, stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Corporation, the Board (or, if the Corporation is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), in its sole discretion, shall adjust the number and kind of securities subject to and reserved under the Plan and, to prevent the dilution or enlargement of rights of Participants, shall adjust the number and kind of securities subject to outstanding Awards and, where applicable, the option price per share for such securities. Additional shares which may be credited to such outstanding Awards shall be subject to the same restrictions that apply to the securities with respect to which the adjustment relates.

Unless otherwise specified in the Award Agreement, in the event of an acquisition of the Corporation through a merger, consolidation, exchange, reorganization, extraordinary dividend, divestiture (including a spin-off), liquidation of the Corporation or similar transaction, or through the sale of the properties and assets of the Corporation substantially as an entirety (collectively referred to as a “transaction”), the Board may provide for one or more of the following:

(a)	That all outstanding Incentive Stock Options, Nonqualified Stock Options or Stock Appreciation Rights shall, immediately prior to the consummation of the transaction, become exercisable, whether or not such Options had become exercisable prior to the transaction, and any risks of forfeiture on Restricted Stock Awards or Other Stock-Based Awards shall lapse;

(b)	The complete termination of this Plan and the cancellation of all outstanding Incentive Stock Options, Nonqualified Stock Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants the right to exercise such Options prior to the effectiveness of the transaction), and the cancellation of any Restricted Stock Award or Other Stock-Based Award for which the risks of forfeiture have not lapsed;

(c)	The continuance of this Plan with respect to the exercise of Incentive Stock Options, Nonqualified Stock Options or Stock Appreciation Rights which were outstanding as of the date of the Board’s adoption of the plan for such transaction and, if applicable, provide Participants the right to exercise their respective Options or Stock Appreciation Rights as to an equivalent number of shares of stock of any corporation succeeding the Corporation by reason of such transaction;

(d)	The continuance of this Plan with respect to Restricted Stock Awards or Other Stock-Based Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of the plan for such transaction and, if applicable, provide to Participants holding such Awards the right to receive an equivalent number of shares of stock of the corporation succeeding the Corporation by reason of such transaction;

(e)	That Participants holding outstanding Incentive Stock Options, Nonqualified Stock Options or Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Options, as of the effective date of any such transaction, cash in an amount to be determined by the Board based on the per share amount of consideration to be received by holders of Stock as a result of the transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Stock or shares of stock of any corporation succeeding the Corporation by reason of such transaction, such shares having a value equal to the cash payment provided by this Section 4.03(e);

(f)	That Participants holding outstanding Restricted Stock Awards or Other Stock-Based Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount to be determined by the Board based on the per share amount of consideration to be received by holders of Stock as a result of the transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Stock or shares of stock of any corporation succeeding the Corporation by reason of such transaction, such shares having a value equal to the cash payment herein;

provided, however, that the Board may restrict the rights of, or the applicability of this Section 4.03 to Section 16(b) Participants to the extent necessary to comply with the requirements of Section 16(b), or any successor provision, of the Securities Exchange Act of 1934, as amended, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

ARTICLE V - PARTICIPATION

5.01	Participants. Participants in the Plan shall be those Eligible Employees, Outside Directors, consultants or advisors who, in the judgment of the Administrator, following recommendation by management of the Corporation or its Affiliates, have performed, are performing or during the period of their Award will perform, services in the management, operation and development of the Corporation or its Affiliates, and have contributed, are contributing or are expected to contribute to the achievement of long-term corporate objectives. Participants may be granted from time to time one or more Restricted Stock Awards, Other Stock-Based Awards, Incentive Stock Options, Nonqualified Stock Options or Stock Appreciation Rights; provided, however, that the grant of each Award shall be separately approved by the Administrator; and, provided further, that the receipt of one such Award shall not result in the automatic receipt of any other Award. Upon determination by the Administrator that an Award is to be granted to a Participant, an Award Agreement shall be executed by the Corporation and by such Participant, specifying the terms, conditions, rights and duties related thereto.

ARTICLE VI - INCENTIVE STOCK OPTIONS

6.01	Grant of Incentive Stock Options. In accordance with the provisions of the Plan, the Administrator shall, following recommendation by management of the Corporation or its Subsidiaries, approve the Eligible Employees to whom Incentive Stock Options shall be granted. The Administrator shall determine the number of shares to be subject to each Incentive Stock Option, the time at which such Option shall be granted, whether such Option shall be granted in exchange for the cancellation and termination of a previously granted Incentive Stock Option under the Plan or otherwise, the extent to which an Incentive Stock Option may be exercisable upon the Participant’s termination of employment, which may differ depending upon the reason for such termination, the manner in which an Incentive Stock Option may be exercised and the form of the Award Agreement that shall evidence each Incentive Stock Option. Except as otherwise provided in this Article VI, the Administrator shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant and which may contain such limitations and restrictions as shall be necessary to ensure that such Option will be considered an Incentive Stock Option as defined in Internal Revenue Code Section 422 or to conform to any change therein. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Incentive Stock Option.

6.02	Option Price. To the extent required to qualify the Option as an Incentive Stock Option under Internal Revenue Code Section 422, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Stock as of the Date of Grant except that, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any of its Affiliates, the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of one share of Stock as of the Date of Grant.

6.03	Duration and Exercise of Options.

(a)	Duration of Incentive Stock Options. The period during which an Incentive Stock Option granted under the Plan may be exercised shall be established by the Administrator, and shall be set forth in the Award Agreement. To the extent required to qualify an Option as an incentive stock option under Internal Revenue Code Section 422, (i) no Incentive Stock Option shall be exercisable during a term of more than ten (10) years after the Date of Grant; and (ii) with respect to a Participant who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Affiliate, an Incentive Stock Option granted to such Participant shall be exercisable during a period of not more than five (5) years after the Date of Grant.

(b)	Exercisability of Incentive Stock Options.

(1)	The Administrator shall have discretion to determine when an Incentive Stock Option becomes exercisable and may provide that the Incentive Stock Option shall become exercisable in installments. If a Participant does not purchase in any year the full number of shares which the Participant is entitled to purchase in that year, the Participant may, if provided in the Award Agreement, purchase in any subsequent year such previously unpurchased shares in addition to those that the Participant is otherwise entitled to purchase.

(2)	In the event an Incentive Stock Option is immediately exercisable at the Date of Grant, the manner of exercising such Option in the event it is not immediately exercised in full shall be specified in the Award Agreement.

(3)	The Administrator may accelerate the exercise date of any Incentive Stock Option which is not immediately exercisable at the

Date of Grant as the Administrator, in its discretion, deems advisable.

(4)	The Award Agreement shall set forth all provisions relating to the exercisability of Incentive Stock Options.

6.04	Payment of Option Price. Upon the exercise of any Incentive Stock Option granted pursuant to this Plan, the purchase price for such shares of Stock subject to such Option shall be paid in cash, certified check, promissory note (with such terms as may be acceptable to the Administrator), previously-owned shares of Stock, or such other form of payment authorized by the Administrator and specified in the Award Agreement on the Date of Grant. For purposes of this Section 6.04, “previously-owned shares of Stock” means shares of Stock which the Participant has owned for at least six (6) months prior to exercise of the Incentive Stock Option, or for such other period required by generally accepted accounting principles.

6.05	Rights as a Shareholder. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to an Incentive Stock Option until the Participant becomes the holder of record of such shares. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Participant becomes the holder of record of such shares of Stock.

ARTICLE VII - NONQUALIFIED STOCK OPTIONS

7.01	Grant of Nonqualified Stock Options. In accordance with the provisions of the Plan, the Administrator shall, following recommendation by management of the Corporation or its Subsidiaries, approve the Participant to whom Nonqualified Stock Options shall be granted under this Article VII. The Administrator shall determine the number of shares to be subject to each Nonqualified Stock Option, the time at which such Option shall be granted, whether such Option shall be granted in exchange for the cancellation and termination of a previously granted Nonqualified Stock Option under the Plan or otherwise, the extent to which a Nonqualified Stock Option may be exercisable upon the Participant’s termination of employment, which may differ depending upon the reason for such termination, the manner in which a Nonqualified Stock Option may be exercised and the form of the Award Agreement that shall evidence each Nonqualified Stock Option. Except as otherwise provided in this Article VII, the Administrator shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Nonqualified Stock Option.

7.02	Option Price. Unless otherwise determined by the Administrator, the option price per share shall not be less than fifty percent (50%) of the Fair Market Value of one share of Stock as of the Date of Grant.

7.03	Duration and Exercise of Options.

(a)	Duration of Nonqualified Stock Options. The period during which a Nonqualified Stock Option granted under the Plan may be exercised shall be established by the Administrator, and shall be set forth in the Award Agreement.

(b)	Exercisability of Nonqualified Stock Options.

(1)	The Administrator shall have discretion to determine when a Nonqualified Stock Option becomes exercisable and may provide that the Nonqualified Stock Option shall become exercisable in installments. If the Participant does not purchase in any year the full number of shares which the Participant is entitled to purchase in that year, the Participant may, if provided in the Award Agreement, purchase in any subsequent year such previously unpurchased shares in addition to those that the Participant is otherwise entitled to purchase.

(2)	In the event a Nonqualified Stock Option is immediately exercisable at the Date of Grant, the manner of exercising such Option in the event it is not immediately exercised in full shall be specified in the Award Agreement.

(3)	The Administrator may accelerate the exercise date of any Nonqualified Stock Option which is not immediately exercisable at the Date of Grant as the Administrator, in its discretion, deems advisable.

(4)	The Award Agreement shall set forth all provisions relating to the exercisability of Nonqualified Stock Options.

7.04	Payment of Option Price. Upon the exercise of any Nonqualified Stock Option granted pursuant to this Plan, the purchase price for such shares of Stock subject to such Option shall be paid in cash, certified check, promissory note (with such terms as may be acceptable to the Administrator), previously-owned shares of Stock, or such other form of payment authorized by the Administrator and specified in the Award Agreement on the Date of Grant. For purposes of this Section 7.04, “previously-owned shares of Stock” means shares of Stock which the Participant has owned for at least six (6) months prior to exercise of the Incentive Stock Option, or for such other period required by generally accepted accounting principles.

7.05	Rights as a Shareholder. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to a Nonqualified Option until the Participant becomes the holder of record of such shares. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Participant becomes the holder of record of such shares of Stock.

ARTICLE VIII - RESTRICTED AND OTHER STOCK AWARDS

8.01	Grant of Restricted Stock Awards. In accordance with the provisions of the Plan, the Administrator shall, following recommendation by management of the Corporation or its Subsidiaries, approve the Participants to whom Restricted Stock Awards shall be granted, shall determine the number of shares to be subject to each Restricted Stock Award, the time at which the Restricted Stock Award is to be granted, the manner in which restrictions on the transferability of shares of Stock represented by the Restricted Stock Award will lapse including the extent to which such restrictions may lapse upon the Participant’s termination of employment, which may differ depending upon the reason for such termination, subject to the provisions of Section 8.03, and such other provisions of the Restricted Stock Award as the Administrator may deem necessary or desirable. The Administrator shall determine the form of Award Agreement that shall evidence each Restricted Stock Award and shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Restricted Stock Award.

8.02	Restrictions on Transfer. Unless otherwise provided in the Award Agreement, the shares of Stock awarded pursuant to a Restricted Stock Award shall be subject to the following restrictions:

(a)	No such share of Stock may be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated unless and only to the extent that restrictions shall have lapsed in accordance with the Plan and the Award Agreement.

(b)	Upon the grant of a Restricted Stock Award, the Corporation shall cause to be issued stock certificates representing the shares subject to such Restricted Stock Award in the Participant’s name. The Corporation shall hold such stock certificates until the restrictions set forth in Section 8.02(a) lapse in accordance with the Plan and the Award Agreement. Once the restrictions have lapsed with respect to all or part of the shares subject to the Restricted Stock

Award, such stock certificates shall be distributed to the Participant.

(c)	Notwithstanding the provisions of Section 8.02(b), and subject to any terms, conditions or other restrictions set forth in the Award Agreement, a Participant receiving a Restricted Stock Award shall, as of the Date of Grant, have the right to vote such shares of Stock and to receive dividends and other distributions made with respect to such shares, but the Participant shall not, unless otherwise determined by the Administrator, have any other rights as a shareholder. The terms, conditions and restrictions set forth in the Award Agreement shall also apply to any additional shares of Stock received by a Participant as the result of any dividend paid on the shares of Stock subject to the Restricted Stock Award or as the result of any stock split, stock distribution or combination of shares that affects the shares of Stock subject to the Restricted Stock Award.

8.03	Lapsing of Restrictions. The Administrator shall have the discretion to determine the times and extent to which restrictions on the transferability of shares under each Restricted Stock Award shall lapse, and the Award Agreement shall set forth all provisions relating to the lapsing of such restrictions.

8.04	Modification of Lapsing Schedule. The Administrator may, in its sole discretion, modify the rate at which restrictions on transferability of shares under a Restricted Stock Award shall lapse. Any such modification shall apply only to those shares of Stock which are restricted as of the effective date of the modification, and shall be reflected in a resolution adopted by the Administrator and, if deemed appropriate by the Administrator, in an amendment to any Award Agreement with respect to which it applies.

8.05	Other Stock-Based Awards. In accordance with the provisions of the Plan, the Administrator shall, following recommendation by management of the Corporation or its Subsidiaries, approve the Participants to whom Other Stock-Based Awards shall be granted and the terms and conditions of such Awards. The Administrator shall determine the form of Award Agreement that shall evidence each Other Stock-Based Award and shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Other Stock-Based Award.

ARTICLE IX – STOCK APPRECIATION RIGHTS

9.01	Grant of Stock Appreciation Rights. Upon the Date of Grant of an Incentive Stock Option or Nonqualified Stock Option to a Participant (or, with respect to

Nonqualified Stock Options, at any time thereafter), the Administrator may, following recommendation by the management of the Corporation or its Affiliate, grant to such Participant a Stock Appreciation Right (“SAR”) for all or any portion of the shares of Stock subject to such Incentive or Nonqualified Stock Option (hereinafter referred to as the “Tandem Option”). If the SAR is granted for less than all of the shares of Stock subject to a Tandem Option which is a Nonqualified Stock Option, the Administrator may, in its sole discretion, grant additional SARs for additional shares of Stock subject to the same Tandem Option; provided, however, that the aggregate number of shares of Stock subject to all such SARs shall not exceed the number of shares of Stock subject to such Tandem Option. Subject to the provisions of this Article IX, the Administrator shall determine the form of Award Agreement that shall evidence each SAR and shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each SAR.

9.02	Tandem Rights. Any SAR granted to a Participant may be exercised as an alternative to, but not in addition to, the Tandem Option to which it relates. Any exercise of an SAR shall reduce the number of shares subject to the Tandem Option by the same number of shares as to which the SAR is exercised. The Participant’s failure to exercise an SAR shall not reduce the number of shares subject to the Tandem Option.

9.03	Duration and Exercise of Stock Appreciation Rights.

(a)	Duration of Nonqualified Stock Options. The period during which an SAR granted under the Plan may be exercised shall not exceed the period established by the Administrator for the Tandem Option and shall be set forth in the Award Agreement.

(b)	Exercisability of Nonqualified Stock Options. An SAR shall become exercisable at the same time and in the same manner as the Tandem Option and shall be set forth in the Award Agreement.

9.04	Manner of Exercise and Payment of Stock Appreciation Rights.

(a)	Notice of Exercise. If the Participant elects to exercise all or any portion of the SAR in lieu of the Tandem Option, the Participant shall provide notice of such election to the Administrator, which notice shall specify the number of shares for which the SAR is being exercised. An SAR may be exercised only if the per share Fair Market Value of the Corporation’s Stock exceeds the per share exercise price stated in the Tandem Option.

(b)	Payment of SAR. The amount payable to the Participant upon the exercise of an SAR shall equal (i) the excess of (X) the per share Fair Market Value of the Corporation’s Stock on the date of exercise, over (Y) the per share exercise price stated in the Tandem Option, multiplied by (ii) the number of shares as to which the SAR is exercised. Upon the exercise of an SAR, the Participant may receive cash, shares of Stock having an equivalent Fair Market Value or any combination thereof, as determined by the Administrator in its sole discretion. The Participant’s notice of exercise may specify what portion, if any, of the SAR the Participant requests to be paid in cash and what portion, if any, of the SAR the Participant requests to be paid in shares of Stock, but such request shall not be binding on the Administrator. As soon as administratively practicable after receipt of the Participant’s notice of exercise, the Administrator shall distribute such cash or shares of Stock to Participant.

9.05	Rights as a Shareholder. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to an SAR unless and until the Participant becomes the holder of record of shares of Stock upon the exercise of the SAR. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Participant becomes the holder of record of such shares of Stock.

ARTICLE X - SECURITIES LAW COMPLIANCE

10.01	General. No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Corporation’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to a Participant, the Administrator may require the Participant to (i) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (ii) represent that the Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

As a further condition to the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award or Other Stock-Based Award, or the issuance of Stock to a Participant, the Participant must agree to the following:

(a)	In the event the Corporation advises the Participant that it plans to file a registration or offering statement (the “Registration Statement”) with the Securities and Exchange Commission to facilitate an underwritten public offering of Stock in compliance with the Securities Act of 1933, as amended, and to the extent required by the managing underwriter of such offering, Participant will not, without the prior written consent of the Corporation and such underwriter, during a period of up to 180 days commencing on the effective date of the Registration Statement, (i) sell, transfer or otherwise dispose of or agree to sell, transfer or otherwise dispose of any Incentive or Nonqualified Stock Option, Restricted Stock Award or Other Stock-Based Award granted to Participant pursuant to the Plan, or any shares of Stock, or (ii) sell or grant, or agree to sell or grant, options, rights with respect to any shares of Stock.

(b)	In the event the Corporation makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Corporation shall have the right (i) to accelerate the exercisability of any Incentive Stock Option or Nonqualified Stock Option and the date on which such Option must be exercised, provided that the Corporation gives Participants prior written notice of such acceleration, and (ii) to cancel any Options or portions thereof which Participants do not exercise prior to or contemporaneously with such public offering.

(c)	In the event of a transaction (as defined in Section 12 of the Plan) which is treated as a “pooling of interests” under generally accepted accounting principles, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

The Corporation reserves the right to place a legend on any stock certificate issued upon exercise of an option granted or upon the grant of a restricted stock award pursuant to the Plan to assure compliance with this Article X.

ARTICLE XI - RIGHTS OF PARTICIPANTS

11.01	Relationship to Employment. Nothing contained in the Plan, nor in any Award granted pursuant to the Plan, shall confer upon any Participant any right with respect to the continuance of such Participant’s employment by, or other relationship with, the Corporation or its Subsidiaries, nor interfere in any way with the right of the Corporation or its Subsidiaries to terminate the Participant’s employment by, or other relationship with, the Corporation or its Subsidiaries at any time.

11.02	Nontransferability of Award. No Incentive Stock Option, Restricted Stock Award, Stock Appreciation Right or Other Stock-Based Award shall be transferable, in whole or in part, by the Participant, either voluntarily or involuntarily, except by will or the laws of descent or distribution. If a Participant attempts to transfer an Incentive Stock Option, Restricted Stock Award, Stock Appreciation Right or Other Stock-Based Award, or any portion of such Option or Award, such transfer shall be void and the Incentive Stock Option, Restricted Stock Award, Stock Appreciation Right or Other Stock-Based Award shall terminate. An Incentive Stock Option or Stock Appreciation Right shall be exercisable during a Participant’s lifetime only by the Participant or by such Participant’s guardian or other legal representative.

Subject to the approval of the Administrator, a Nonqualified Stock Option granted under the Plan may be transferred, for no consideration, by a Participant to a member of the Participant’s immediate family, to a trust for the benefit of such family members or to a partnership in which such family members are the only partners. The family member to whom, or the trust or partnership to which, a Nonqualified Stock Option has been transferred shall not be permitted to subsequently transfer the Option, either voluntarily or involuntarily, unless such transfer is to another family member, trust or partnership which meets the requirements of this Section 11.02. No other transfers of Nonqualified Stock Options, in whole or in part, by a Participant shall be permitted, voluntarily or involuntarily, except by will or the laws of descent and distribution. If a Participant attempts to transfer a Nonqualified Stock Option, or any portion of such Option, in a manner not permitted by this Section 11.02, such transfer shall be void and the Nonqualified Stock Option shall terminate.

ARTICLE XII - AMENDMENT OR MODIFICATION

12.01	Authority to Amend and Procedure. The Administrator may, at any time and without further action on the part of the shareholders of the Corporation, terminate this Plan or make such amendments thereto as it deems advisable and in the best interests of the Corporation or its Subsidiaries; provided, however, that no such termination or amendment shall, without the consent of a Participant materially adversely affect or impair the right of a Participant with respect to an Award already granted; and provided, further, that no amendment shall, either directly or indirectly:

(a)	Materially increase the total number of shares of Stock that may be awarded under this Plan to all Participants except for adjustments described in Section 4.03 of this Plan;

(b)	Materially increase the benefits accruing to Participants under the Plan; or

(c)	Materially modify the requirements as to eligibility for participation in the Plan;

without the approval of the shareholders of the Corporation, but only if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders of the Corporation, be amended in any manner that will cause Incentive Stock Options to fail to meet the requirements of Internal Revenue Code Section 422.

ARTICLE XIII - EFFECTIVE DATE AND DURATION OF PLAN

13.01	Effective Date of Plan. The Plan shall be deemed effective upon its adoption by the Board, subject to the approval by the shareholders of the Corporation within twelve (12) months following the adoption of the Plan by the Board. If the Plan is not approved by the shareholders of the Corporation, all provisions of the Plan shall have no further force and effect.

13.02	Duration of the Plan. To the extent required under Internal Revenue Code Section 422, Incentive Stock Options (and Stock Appreciation Rights granted in tandem with Incentive Stock Options) may be granted pursuant to this Plan from time to time during a period of ten (10) years from the Effective Date of the Plan. Nonqualified Stock Options (and Stock Appreciation Rights granted in tandem with Nonqualified Stock Options), Restricted Stock Awards and Other Stock-Based Awards may be granted pursuant to this Plan from time to time after the Effective Date of the Plan and until the Plan is discontinued or terminated by the Administrator.

ARTICLE XIV - GENERAL PROVISIONS

14.01	Construction and Headings. The headings of the Articles, Sections and their subparts within the Plan are for convenience only and are not meant to be of substantive significance, and such headings shall not add to or detract from the meaning of such Article, Section or subpart.

14.02	Governing Law. The Plan and all rights and obligations thereunder shall be construed in accordance with and governed by the laws of the State of Minnesota, without regard to the conflict of laws provisions of any jurisdiction.

14.03	Successor and Assigns. This Plan shall be binding upon and inure to the benefit of the successors and assigns of the Corporation and its Subsidiaries, including,

without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Corporation or any of its Subsidiaries, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Corporation’s or the Affiliate’s obligations hereunder; provided, however, that this Section 14.03 shall not apply with respect to the successors or assigns of an Affiliate in the event that, prior to a Change of Control, the Affiliate is sold, merged, contributed or in any other manner transferred or for any other reason ceases to be an Affiliate of the Corporation.

14.04	Survival of Provisions. The rights, remedies, agreements, obligations and covenants of the parties contained in or made pursuant to the Plan, any Award Agreement and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Incentive Stock Option, a Nonqualified Stock Option or a Stock Appreciation Right, shall survive the execution and delivery of such notices and agreements and shall survive the exercise of any Incentive Stock Option, Nonqualified Stock Option or Stock Appreciation Right, the payment of such Option’s exercise price and the delivery and receipt of the shares of Stock subject to such Option, and shall remain in full force and effect.

14.05	Absence of Liability of Directors and Committee Members. No member of the Board or of the Compensation Committee shall be liable, with respect to this Plan, for any act, whether by commission or omission, taken by any other member of the Board or the Compensation Committee, or by any officer, agent, or employee of the Corporation or its Subsidiaries, nor shall any member of the Board or the Compensation Committee be liable, except in circumstances involving such member’s own bad faith, for anything done or omitted to be done by any person in connection with this Plan.

14.06	Withholding Taxes. The Corporation or its Subsidiaries is entitled to:

          (a) Withhold and deduct from future wages of a Participant or from the cash portion of any Award, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to the Participant’s exercise of a Nonqualified Stock Option or Stock Appreciation Right, attributable to the lapse of restrictions on a Restricted Stock Award or attributable to an Other Stock-Based Award, or otherwise incurred with respect to any other provisions of the Plan; or

(b)	Require the Participant promptly to remit the amount of such withholding tax obligations to the Corporation or the Affiliate before acting on the Participant’s notice of exercise of a Nonqualified Stock Option or Stock Appreciation Right, before taking any further action with respect to the Nonqualified Stock

Option or Stock Appreciation Right, or before the issuance of any certificate with respect to any shares of stock awarded under a Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock Award or Other Stock-Based Award.

Subject to such rules as the Administrator may adopt, the Administrator may, in its sole discretion, permit a Participant to satisfy such withholding tax obligations, in whole or in part, with shares of Stock having an equivalent Fair Market Value or by electing to have the Corporation or Affiliate withhold shares of Stock otherwise issuable to the Participant having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the Award. In no event may the Corporation or any Affiliate withhold shares having a fair market value in excess of such statutory minimum required tax withholding. The Participant’s election to have shares withheld for purposes of such withholding tax obligations shall be made on or before the date that triggers such obligations or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3 or any successor provision, as then in effect, of the General Rules and Regulations under the Securities and Exchange Act of 1934, if applicable.

NONQUALIFIED STOCK OPTION AGREEMENT

CABG MEDICAL, INC.
2000 LONG-TERM INCENTIVE PLAN

          THIS AGREEMENT, made effective as of this     day of    , 20  , by and between CABG Medical, Inc., a Minnesota corporation (the “Company”), and        (“Participant”).

WITNESSETH:

     WHEREAS, Participant on the date hereof is a key employee, officer, director of or consultant or advisor to the Company or one of its Subsidiaries; and

     WHEREAS, the Company wishes to grant a nonqualified stock option to Participant to purchase shares of the Company’s Common Stock pursuant to the Company’s 2000 Long-Term Incentive Plan (the “Plan”); and

     WHEREAS, the Administrator of the Plan has authorized the grant of a nonqualified stock option to Participant and has determined that, as of the effective date of this Agreement, the fair market value of the Company’s Common Stock is $      per share;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Grant of Option. The Company hereby grants to Participant on the date set forth above (the “Date of Grant”), the right and option (the “Option”) to purchase all or portions of an aggregate of         (       ) shares of Common Stock at a per share price of $        on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 4.03 of the Plan. This Option is a nonqualified stock option and is not intended to be an incentive stock option within the meaning of Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder.

     2. Duration and Exercisability.

          a. General. The term during which this Option may be exercised shall terminate on the close of business on the        th day of        , 20       , except as otherwise provided in Paragraphs 2(b) through 2(e) below. This Option shall become exercisable according to the following schedule:

     Vesting Date                        Number of Shares

Once the Option becomes exercisable to the extent of one hundred percent (100%) of the aggregate number of shares specified in Paragraph 1, Participant may continue to exercise this Option under the terms and conditions of this Agreement until the termination of the Option as provided herein. If Participant does not purchase upon an exercise of this Option the full number of shares which Participant is then entitled to purchase, Participant may purchase upon any subsequent exercise prior to this Option’s termination such previously unpurchased shares in addition to those Participant is otherwise entitled to purchase.

          b. Termination of Employment For Cause. If Participant’s employment with the Company or any Subsidiary is terminated for cause, this Option shall immediately terminate on the date of such termination of employment, and all rights of Participant under this Option shall be forfeited.

                For purposes of this Paragraph 2(b), “cause” shall mean (i) Participant being charged with a felony or convicted of any serious criminal act; (ii) any intentional and/or willful act of fraud or dishonesty by Participant in any material respect related to or connected with his employment by the Company or its Subsidiary; (iii) the willful and continued failure, neglect or refusal by Participant to substantially perform his employment duties with the Company or its Subsidiary, (iv) a material violation of the Company’s or Subsidiary’s policies or codes of conduct; or (v) the willful and material breach by Participant of any agreement between Participant and the Company or its Subsidiary, including but not limited to an employment agreement or a noncompetition agreement.

          c. Termination of Employment Without Cause (other than Disability or Death). If Participant’s employment with the Company or any Subsidiary is terminated for any reason other than for cause, disability or death, this Option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary following such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following the termination of Participant’s employment, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised. To the extent this Option was not exercisable upon such termination of employment, or if Participant does not exercise the Option within the time specified in this Paragraph 2(c), all rights of Participant under this Option shall be forfeited.

          d. Disability. If Participant’s employment terminates because of disability (as defined in Code Section 22(e), or any successor provision), this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary of such termination of employment, and (ii) expiration date of this Option stated in Paragraph 2(a) above. In such period following the

2

termination of Participant’s employment, this Option shall be exercisable to the extent of 100% of the shares specified in Paragraph 1, less any shares purchased on any previous exercise. If Participant does not exercise the Option within the time specified in this Paragraph 2(d), all rights of Participant under this Option shall be forfeited.

          e. Death. In the event of Participant’s death, this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary of the date of Participant’s death, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following Participant’s death, this Option shall be exercisable by the person or persons to whom Participant’s rights under this Option shall have passed by Participant’s will or by the laws of descent and distribution to the extent of 100% of the shares specified in Paragraph 1, less any shares purchased on any previous exercise. If such person or persons do not exercise this Option within the time specified in this Paragraph 2(e), all rights under this Option shall be forfeited.

     3. Manner of Exercise.

          a. General. The Option may be exercised only by Participant (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering within the Option Period written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the Option price for all shares designated in the notice. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The Option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised shares any number of times during the Option period as provided herein.

          b. Form of Payment. Subject to approval by the Administrator, payment of the option price by Participant shall be in the form of cash, personal check, certified check, promissory note (with such terms as may be acceptable to the Administrator) or previously acquired shares of Common Stock of the Company, or any combination thereof. Any stock so tendered as part of such payment shall be valued at its Fair Market Value as provided in the Plan. For purposes of this Agreement, “previously acquired shares of Common Stock” shall include shares of Common Stock that are already owned by Participant at the time of exercise.

          c. Stock Transfer Records. As soon as practicable after the effective exercise of all or any part of the Option, Participant shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to Participant one or more duly issued stock certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

     4. Miscellaneous.

          a. Employment; Rights as Shareholder. This Agreement shall not confer on Participant any right with respect to continuance of employment by the Company or any of its

3

Subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment. Participant shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to Participant upon exercise of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.03 of the Plan.

          b. Securities Law Compliance. The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Participant may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for Participant’s own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

          c. Mergers, Recapitalizations, Stock Splits, Etc. Pursuant and subject to Section 4.03 of the Plan, certain changes in the number or character of the Common Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Participant’s rights with respect to any unexercised portion of the Option (i.e., Participant shall have such “anti-dilution” rights under the Option with respect to such events, but shall not have “preemptive” rights).

          d. Shares Reserved. The Company shall at all times during the option period reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

          e. Withholding Taxes. In order to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to Participant. If the Company is unable to withhold such federal and state taxes, for whatever reason, Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. Participant may, subject to the approval and discretion of the Administrator or such administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of the Company’s Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to Participant. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the exercise of this Option. In no event may the Company withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding.

4

          f. Nontransferability. During the lifetime of Participant, the accrued Option shall be exercisable only by Participant or by the Participant’s guardian or other legal representative, and shall not be assignable or transferable by Participant, in whole or in part, other than by will or by the laws of descent and distribution.

          g. 2000 Long-Term Incentive Plan. The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Participant and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

          h. Lockup Period Limitation. Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

          i. Blue Sky Limitation. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Participant 15 days’ prior written notice of such acceleration, and (ii) to cancel any portion of this Option or any other option granted to Participant pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Participant at the address of Participant on file with the Company.

          j. Accounting Compliance. Participant agrees that, if a merger, reorganization, liquidation or other “transaction” as defined in Section 4.03 of the Plan is treated as a “pooling of interests” under generally accepted accounting principles and Participant is an “affiliate” of the Company or any Subsidiary (as defined in applicable legal and accounting principles) at the time of such transaction, Participant will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.

          k. Stock Legend. The Administrator may require that the certificates for any shares of Common Stock purchased by Participant (or, in the case of death, Participant’s successors)

5

shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b) and Paragraphs 4(h) through 4(j) of this Agreement.

          l. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and Participant and any successor or successors of Participant permitted by Paragraph 2 or Paragraph 4(f) above.

          m. Arbitration. Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator’s fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys’ fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

CABG MEDICAL, INC.
By:

Its:

Participant

6

RESTRICTED STOCK AGREEMENT

CABG MEDICAL, INC.
2000 LONG-TERM INCENTIVE PLAN

     THIS AGREEMENT, made effective as of this       day of                , 20     , by and between CABG Medical, Inc. a Minnesota corporation (the “Company”), and         (“Participant”).

WITNESSETH:

     WHEREAS, the Participant on the date hereof is an officer, employee, director, consultant or advisor of the Company; and

     WHEREAS, the Company wishes to grant a restricted stock award to Participant for shares of the Company’s Common Stock pursuant to the Company’s 2000 Long-Term Incentive Plan (the “Plan”); and

     WHEREAS, the Administrator of the Plan has authorized the grant of a restricted stock award to the Participant;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Grant of Restricted Stock Award. The Company hereby grants to Participant on the date set forth above a restricted stock award (the “Award”) for        (       ) shares of Common Stock on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 4.03 of the Plan. The Company shall cause to be issued a stock certificate representing such shares of Common Stock in the Participant’s name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in this Agreement and providing for the cancellation and return of such certificate if such shares of Common Stock are forfeited as provided in Section 2 below. Until such risks of forfeiture have lapsed or the shares subject to this Award have been forfeited pursuant to Section 2 below, the Participant shall be entitled to vote the shares represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

     2. Vesting of Restricted Stock.

     a. The shares of Stock subject to this Award shall remain forfeitable until the        anniversary of the date of the Award (the “vesting date”). If the Participant’s employment or other relationship with the Company ceases for any reason [, other than termination by the Company without “cause,”] at any time prior to the vesting date for the Award, the Participant shall immediately forfeit all shares of Stock subject to this Award. If

1

the Participant’s employment or other relationship is terminated by the Company without “cause” prior to the vesting date for this Award, all risks of forfeiture on the shares of Stock subject to this Award shall immediately lapse.

     b. For purposes of Section 2(a), the Participant shall be terminated for “cause” if the termination results from any of the following events:

     (i) The Participant’s conviction of a felony under federal or state law, any act of dishonesty or disloyalty (including, but not limited to, the willful misappropriation of the Company’s funds), or the commission of any act involving moral turpitude;

     (ii) The Participant’s willful and material breach of the Company’s policies or the Participant’s willful and material failure, neglect or refusal to perform any of the duties that may be assigned to him from time to time; or

     (iii) The Participant’s willful misconduct that: (A) materially and adversely effects the reputation of the Company’s business, (B) is contrary to the best interests of the Company, or (C) conflicts with or is competitive with the business activities of the Company;

provided, however, that an act or failure to act by the Participant shall not be “willful” unless it is done, or omitted to be done, in bad faith and without any reasonable belief that the Participant’s action or omission was in the best interests of the Company. With respect to the events listed in clause (ii) or (iii) the Participant’s employment or other relationship shall not be deemed to have been terminated for cause unless and until the Company provides the Participant with a written notice that describes in detail the conduct supporting such termination for cause and that grants the Participant a period of at least 10 days from the date of such notice to take whatever steps are necessary to discontinue the conduct described therein or to correct the effects of the Participant’s prior conduct to the satisfaction of the Company. If the Participant fails to discontinue such conduct described in such written notice or cannot correct the effects of such prior conduct within such ten-day period, the Participant’s employment or other relationship shall immediately terminate upon the expiration of such ten-day period, and such termination shall be deemed to be for cause.

     3. General Provisions.

          a. Employment. This Agreement shall not confer on the Participant any right with respect to continuance of employment or other relationship by the Company, nor will it interfere in any way with the right of the Company to terminate such employment or relationship.

          b. Securities Law Compliance. The Participant shall not transfer or otherwise dispose of the shares of Stock received pursuant to this Award until such time as

2

counsel to the Company shall have determined that such transfer or other disposition will not violate any state or federal securities or other laws. The Participant may be required by the Company, as a condition of the effectiveness of this Award, to agree in writing that all Stock subject to this Award shall be held, until such time that such Stock is registered and freely tradable under applicable state and federal securities laws, for the Participant’s own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

          c. Mergers, Recapitalizations, Stock Splits, Etc. Pursuant and subject to Section 4.03 of the Plan, certain changes in the number or character of the Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in the number of shares subject to this Award. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

          d. Shares Reserved. The Company shall at all times during the term of the this Award reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

          e. Withholding Taxes. In order to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to the Participant. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law prior to the transfer of any certificates for the shares of Stock subject to this Award. Participant may, subject to the approval and discretion of the Administrator, or such other administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of the Company’s Common Stock having a fair market value, as of the date the amount of tax to be withheld is determined under applicable tax law, equal to such obligations.

          f. Accounting Compliance. Participant agrees that, in the event a “change of control transaction” (as defined in Section 3(c) above) is treated as a “pooling of interests” under generally accepted accounting principles and Participant is an “affiliate” of the Company or any Subsidiary (as defined in applicable legal and accounting principles) at the time of such change of control transaction, Participant will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.

          g. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and of the Participant and any successor or successors of the Participant.

3

          h. Arbitration. Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator’s fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys’ fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.

          i. 2000 Long-Term Incentive Plan. This Award evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to the Participant and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. All defined terms of the Plan shall have the same meaning when used in this Agreement. The Plan governs this Award and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

CABG MEDICAL, INC.
By:

Its:

Participant

4

INCENTIVE STOCK OPTION AGREEMENT

CABG MEDICAL, INC.
2000 LONG-TERM INCENTIVE PLAN

     THIS AGREEMENT, made effective as of this         day of        , 20       , by and between CABG Medical, Inc., a Minnesota corporation (the “Company”), and        (“Participant”).

WITNESSETH:

     WHEREAS, Participant on the date hereof is a key employee or officer of the Company or one of its Subsidiaries; and

     WHEREAS, the Company wishes to grant an incentive stock option to Participant to purchase shares of the Company’s Common Stock pursuant to the Company’s 2000 Long-Term Incentive Plan (the “Plan”); and

     WHEREAS, the Administrator of the Plan has authorized the grant of an incentive stock option to Participant and has determined that, as of the effective date of this Agreement, the fair market value of the Company’s Common Stock is $        per share;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Grant of Option. The Company hereby grants to Participant on the date set forth above (the “Date of Grant”), the right and option (the “Option”) to purchase all or portions of an aggregate of                (       ) shares of Common Stock at a per share price of $        on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 4.03 of the Plan. This Option is intended to be an incentive stock option within the meaning of Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, to the extent permitted under Code Section 422(d).

     2. Duration and Exercisability.

          a. General. The term during which this Option may be exercised shall terminate on the close of business on the        th day of        , 20       , except as otherwise provided in Paragraphs 2(b) through 2(e) below. This Option shall become exercisable according to the following schedule:

Vesting Date	Number of Shares

Once the Option becomes exercisable to the extent of one hundred percent (100%) of the aggregate number of shares specified in Paragraph 1, Participant may continue to exercise this Option under the terms and conditions of this Agreement until the termination of the Option as provided herein. If Participant does not purchase upon an exercise of this Option the full number of shares which Participant is then entitled to purchase, Participant may purchase upon any subsequent exercise prior to this Option’s termination such previously unpurchased shares in addition to those Participant is otherwise entitled to purchase.

          b. Termination of Employment For Cause. If Participant’s employment with the Company or any Subsidiary is terminated for cause, this Option shall immediately terminate on the date of such termination of employment, and all rights of Participant under this Option shall be forfeited.

            For purposes of this Paragraph 2(b), “cause” shall mean (i) Participant being charged with a felony or convicted of any serious criminal act; (ii) any intentional and/or willful act of fraud or dishonesty by Participant in any material respect related to or connected with his employment by the Company or its Subsidiary; (iii) the willful and continued failure, neglect or refusal by Participant to substantially perform his employment duties with the Company or its Subsidiary, (iv) a material violation of the Company’s or Subsidiary’s policies or codes of conduct; or (v) the willful and material breach by Participant of any agreement between Participant and the Company or its Subsidiary, including but not limited to an employment agreement or a noncompetition agreement.

          c. Termination of Employment Without Cause (other than Disability or Death). If Participant’s employment with the Company or any Subsidiary is terminated for any reason other than for cause, disability or death, this Option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary following such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following the termination of Participant’s employment, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised. To the extent this Option was not exercisable upon such termination of employment, or if Participant does not exercise the Option within the time specified in this Paragraph 2(c), all rights of Participant under this Option shall be forfeited.

          d. Disability. If Participant’s employment terminates because of disability (as defined in Code Section 22(e), or any successor provision), this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary of such termination of employment, and (ii) expiration date of this Option stated in Paragraph 2(a) above. In such period following the

2

termination of Participant’s employment, this Option shall be exercisable to the extent of 100% of the shares specified in Paragraph 1, less any shares purchased on any previous exercise. If Participant does not exercise the Option within the time specified in this Paragraph 2(d), all rights of Participant under this Option shall be forfeited.

          e. Death. In the event of Participant’s death, this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary of the date of Participant’s death, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following Participant’s death, this Option shall be exercisable by the person or persons to whom Participant’s rights under this Option shall have passed by Participant’s will or by the laws of descent and distribution to the extent of 100% of the shares specified in Paragraph 1, less any shares purchased on any previous exercise. If such person or persons do not exercise this Option within the time specified in this Paragraph 2(e), all rights under this Option shall be forfeited.

     3. Manner of Exercise.

          a. General. The Option may be exercised only by Participant (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering within the Option Period written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the Option price for all shares designated in the notice. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The Option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised shares any number of times during the Option period as provided herein.

          b. Form of Payment. Subject to approval by the Administrator, payment of the option price by Participant shall be in the form of cash, personal check, certified check, promissory note (with such terms as may be acceptable to the Administrator) or previously acquired shares of Common Stock of the Company, or any combination thereof. Any stock so tendered as part of such payment shall be valued at its Fair Market Value as provided in the Plan. For purposes of this Agreement, “previously acquired shares of Common Stock” shall include shares of Common Stock that are already owned by Participant at the time of exercise.

          c. Stock Transfer Records. As soon as practicable after the effective exercise of all or any part of the Option, Participant shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to Participant one or more duly issued stock certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

     4. Miscellaneous.

          a. Employment; Rights as Shareholder. This Agreement shall not confer on Participant any right with respect to continuance of employment by the Company or any of its

3

Subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment. Participant shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to Participant upon exercise of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.03 of the Plan.

          b. Securities Law Compliance. The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Participant may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for Participant’s own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

          c. Mergers, Recapitalizations, Stock Splits, Etc. Pursuant and subject to Section 4.03 of the Plan, certain changes in the number or character of the Common Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Participant’s rights with respect to any unexercised portion of the Option (i.e., Participant shall have such “anti-dilution” rights under the Option with respect to such events, but shall not have “preemptive” rights).

          d. Shares Reserved. The Company shall at all times during the option period reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

          e. Withholding Taxes on Disqualifying Disposition. In the event of a disqualifying disposition of the shares acquired through the exercise of this Option, Participant hereby agrees to inform the Company of such disposition. Upon notice of a disqualifying disposition, the Company may take such action as it deems appropriate to insure that, if necessary to comply with all applicable federal or state income tax laws or regulations, all applicable federal and state payroll, income or other taxes are withheld from any amounts payable by the Company to Participant. If the Company is unable to withhold such federal and state taxes, for whatever reason, Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. Participant may, subject to the approval and discretion of the Administrator or such administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of the Company’s Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to Participant. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the disqualifying disposition of the shares acquired through the exercise of

4

this Option. In no event may the Company withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding.

          f. Nontransferability. During the lifetime of Participant, the accrued Option shall be exercisable only by Participant or by the Participant’s guardian or other legal representative, and shall not be assignable or transferable by Participant, in whole or in part, other than by will or by the laws of descent and distribution.

          g. 2000 Long-term Incentive Plan. The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Participant and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

          h. Lockup Period Limitation. Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

          i. Blue Sky Limitation. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Participant 15 days’ prior written notice of such acceleration, and (ii) to cancel any portion of this Option or any other option granted to Participant pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Participant at the address of Participant on file with the Company.

          j. Accounting Compliance. Participant agrees that, if a merger, reorganization, liquidation or other “transaction” as defined in Section 4.03 of the Plan is treated as a “pooling of interests” under generally accepted accounting principles and Participant is an “affiliate” of the Company or any Subsidiary (as defined in applicable legal and accounting principles) at the time of such transaction, Participant will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.

5

          k. Stock Legend. The Administrator may require that the certificates for any shares of Common Stock purchased by Participant (or, in the case of death, Participant’s successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b) and Paragraphs 4(h) through 4(j) of this Agreement.

          l. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and Participant and any successor or successors of Participant permitted by Paragraph 2 or Paragraph 4(f) above.

          m. Arbitration. Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator’s fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys’ fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

CABG MEDICAL, INC.
By:

Its:

Participant

6